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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2004

                        Commission File Number: 000-24459


                                 ACCESSTEL, INC.
                                -----------------
                           (Exact name of registrant)

             Utah                                     59-2159271
           --------                                   ----------
     (State of incorporation)              (I.R.S. Employer Identification No.)


                      66 Clinton Road, Fairfield, NJ 07004
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (732) 882-8861
                         (Registrant's telephone number)

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          (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))
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Item 4.01.  Change in Registrant's Certifying Accountant.


         On November 29, 2004, Accesstel, Inc.'s ("we" or the "Company") Board of Directors approved the appointment on November 29, 2004 of Robert G. Jeffrey, Certified Public Accountant ("RGJ") as the Company's independent auditor for the fiscal year ending December 31, 2004.

         The auditors Radin, Glass & Co., LLP ("R&G"), which had audited the Company's financial statements for the last three fiscal years ended December 31, 2003, 2002, and 2001, respectively, declined to be reappointed,

         The Company's Board of Directors believes that the appointment of RGJ to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2004, and thereafter is in the best interests of the Company and its shareholders at this point in the development of the Company's business.

         None of R&G's reports on the Company's financial statements for any of the Company's past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of R&G, there were no disagreements with R&G on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of R&G, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no "reportable events" (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Company's two most recent fiscal years.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit No.                        Description

         16.1 Letter on change in certifying accountant from Radin, Glass & Co., LLP




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESSTEL, INC.

Dated:  December 8, 2004              By:  /s/ Ralph Sayad
                                         --------------------------------------
                                           Ralph Sayad
                                           Chief Executive Officer


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